SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Waste Management, Inc. (the “Company”) issued a press release this morning announcing its financial results for the third quarter of 2016, a copy of which is attached hereto as Exhibit 99.1. The Company is holding a conference call to discuss these results beginning at 9:00 a.m. Central Time this morning. The call will be webcast live and may be heard by accessing the Investor Relations section of the Company’s website at www.wm.com. The call may also be heard by dialing (877) 710-6139 and entering access code 90149575. To access a replay telephonically, please dial (855) 859-2056 and use the replay conference ID number 90149575.

On the call, management of the Company is expected to discuss certain non-GAAP financial measures. The Company has provided information regarding its use of such non-GAAP measures and reconciliations of such measures to their most comparable GAAP measures in footnote (b) and the tables to the press release issued this morning.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In a Form 8-K filed May 16, 2016, the Company announced that Mr. Don P. Carpenter gave notice of his decision to retire from his position as Vice President and Chief Accounting Officer following the filing of the Company’s Form 10-Q for the quarter ended September 30, 2016 (the “Third Quarter Form 10-Q”). The Company’s Board of Directors has elected Mr. Darren K. Shade to succeed Mr. Carpenter as Vice President and Chief Accounting Officer, effective as of the first day following the filing of the Third Quarter Form 10-Q, anticipated to be on or about October 27, 2016. Mr. Carpenter is expected to remain with the Company into its fourth quarter in order to facilitate an orderly transition to Mr. Shade.

Mr. Shade, age 41, joined the Company in July 2016 as Vice President – Accounting. Prior to joining the Company, Mr. Shade was employed by Phillips 66 Company, a diversified energy manufacturing and logistics company, as Director, Midstream Planning & Budgeting from December 2015 to June 2016 and as Senior Consultant, Accounting Policy from July 2013 to November 2015. Mr. Shade began his career at Ernst & Young LLP, a public accounting firm, in July 1997, having last served in the position of Senior Manager in the Assurance practice from October 2004 to June 2013. Mr. Shade earned a Bachelor of Science degree in Accountancy from Miami University. Mr. Shade is a certified public accountant licensed in Texas.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1:	Press Release dated October 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: October 26, 2016	By:	/s/ Barry H. Caldwell
Barry H. Caldwell
Senior Vice President, Corporate Affairs
Chief Legal Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated October 26, 2016

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